THE 59 WALL STREET U.S. EQUITY FUND
           a series of THE 59 WALL STREET FUND, INC. (the Corporation)

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1999

         Effective November 1, 1999, the Fund will invest all of its assets in the U.S. Equity Portfolio (the "Portfolio"), an open-end investment company having the same investment objective as the Fund.

         As a result of such investment, the Fund will no longer require investment advisory services. Instead, the Portfolio has entered into an investment advisory agreement with Brown Brothers Harriman & Co. which is substantially the same as the investment advisory agreement currently in effect between the Corporation with respect to the Fund and Brown Brothers Harriman & Co.

         Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different aggregate performance results. The Corporation may withdraw the Fund's investment in the Portfolio at any time as a result of changes in the Portfolio's investment objective, policies or restrictions or if the Board of Directors determines that it is in the best interests of the Fund to do so.

         The following tables in the section of the Prospectus titled "Fees and Expenses of the Fund" are revised as follows:


                         ANNUAL FUND OPERATING EXPENSES1
                  (Expenses that are deducted from Fund assets
                     as a percentage of average net assets)

Management Fees........................................................                             0.65%

Distribution (12b-1) Fees..............................................                             None

Other Expenses
  Administration Fee...................................................       0.16%
  Shareholder Servicing/Eligible Institution Fee.......................       0.25
  Other Expenses.......................................................       0.16                  0.57
   ----                                                                       ----

Total Annual Fund Operating Expenses2..................................                             1.22%
                                                                                                    ====

----------------------------------------------------------------------------------------------------------------------
1The expenses shown for the Fund include the expenses of the Portfolio.
----------------------------------------------------------------------------------------------------------------------
2The annual fund operating  expenses for the past fiscal year have been restated
  for purposes of this table to reflect fees currently in effect.
----------------------------------------------------------------------------------------------------------------------

                                     EXAMPLE
-------------------------------------------------------------------------------
   This example is intended to help an investor compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although actual costs and the return on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

             1  year....................................................  $ 124
              3 years...................................................  $ 387
              5 years...................................................  $ 670
            10 years.................................................... $1,477

The table and example above reflect the expenses of both the Fund and the Portfolio.




                The date of this supplement is October 21, 1999.











WS5805